UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

TRINET GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36373	95-3359658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 San Leandro Blvd., Suite 400 San Leandro, CA		94577
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 352-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 25, 2014, TriNet Group, Inc. (the “Company”) issued a press release announcing that its Board of Directors has approved a $30 million increase to its ongoing stock repurchase program. A copy of the press release, entitled “TriNet Announces $30 Million Increase to Stock Repurchase Program,” is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release entitled “TriNet Announces $30 Million Increase to Stock Repurchase Program” issued by TriNet Group, Inc. on November 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriNet Group, Inc.

Date: November 25, 2014	By:	/s/ Gregory L. Hammond
Gregory L. Hammond
Executive Vice President and Chief Legal Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release entitled “TriNet Announces $30 Million Increase to Stock Repurchase Program” issued by TriNet Group, Inc. on November 25, 2014.